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Dear Shareholder:

The Victory Portfolios has revised the Prospectus of the Gradison Government Reserves Fund to reflect a change in services. The payee name and the date a check clears will no longer be shown on statements. PLEASE KEEP THIS IMPORTANT INFORMATION WITH YOUR PROSPECTUS.


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                             The Victory Portfolios


                        Gradison Government Reserves Fund


                       Supplement dated December 31, 2000
                    To the Prospectus dated January 31, 2000


On page 13, under "How to Sell Shares" in the first paragraph of the sub-topic "Check Writing," continued from the previous page, delete the third full sentence which reads: "The names of payees of checks and the date checks are cashed appear on monthly transaction statements," and replace it with the following:

         We do not return cancelled checks. If you would like to receive images of cancelled checks, please call the Fund at 800-539-3863. The fee for this service is $6.00 per month. Services provided by your agent or brokerage account may differ.























Please insert this Supplement in the front of your Prospectus. If you would like additional information, please call the Victory Funds at 800-539-3863.